UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 2003


                            DATASTREAM SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)




    Delaware                     0-25590                 57-0813674
 ----------------             --------------          ------------------
  (State or Other             (Commission               (IRS Employer
  Jurisdiction of             File Number)           Identification No.)
  Incorporation)

              50 Datastream Plaza, Greenville, South Carolina 29605
          ------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)


                                 (864) 422-5001
          ------------------------------------------------------------
                    (Registrant's Telephone Number, including Area Code)




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Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits.

           (c) Exhibits.

                The following exhibits are filed herewith:

      Exhibit No.                  Description

            99.1                   Press Release, dated April 22, 2003.



Item 9.         Regulation FD Disclosure.

           On April 22, 2003, Datastream Systems, Inc. issued a press release reporting on its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Form 8-K is being furnished pursuant to
Item 12 under Item 9 of Form 8-K.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DATASTREAM SYSTEMS, INC.


                                                /s/ C. Alex Estevez
                                                -------------------------------
                                                    C. Alex Estevez
                                                    Chief Financial Officer

Date:  April 23, 2003



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                                INDEX TO EXHIBITS


      Exhibit No.       Description
      ----------        -----------
      99.1              Press Release, dated April 22, 2003.




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